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                                                                      Exhibit 24
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of H.B. FULLER COMPANY, a Minnesota corporation, which proposes to file with the Securities and Exchange Commission, Washington D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the Company's fiscal year ended November 27, 1999, hereby constitute and appoint ALBERT P.L. STROUCKEN, RAYMOND A. TUCKER AND RICHARD C. BAKER his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the other, for him/her and in his/her name, place and stead to sign such annual report with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file such annual report so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and with the appropriate office of any state, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 1st day of December, 1999.

/s/ Anthony L. Andersen                 /s/ Walter Kissling
-----------------------                 --------------------------------------
ANTHONY L. ANDERSEN                     WALTER KISSLING
Director                                Director


/s/ Norbert R. Berg                     /s/ John J. Mauriel, Jr.
-------------------                     --------------------------------------
NORBERT R. BERG                         JOHN J. MAURIEL, JR.
Director                                Director


/s/ Edward L. Bronstien, Jr.            /s/ Lee R. Mitau
----------------------------            --------------------------------------
EDWARD L. BRONSTIEN, JR.                 LEE R. MITAU
Director                                 Director


/s/ Robert J. Carlson                   /s/ Rolf Schubert
---------------------                   --------------------------------------
ROBERT J. CARLSON                       ROLF SCHUBERT
Director                                Director


/s/ Freeman A. Ford                     /s/ Albert P.L. Stroucken
-------------------                     --------------------------------------
FREEMAN A. FORD                         ALBERT P.L. STROUCKEN
Director                                Chairman of the Board, President and
                                        Chief Executive Officer and Director


/s/ Gail D. Fosler                      /s/ Lorne C. Webster
------------------                      --------------------------------------
GAIL D. FOSLER                          LORNE C. WEBSTER
Director                                Director


/s/ Reatha Clark King
---------------------
REATHA CLARK KING
Director